UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2024

Alerus Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39036	45-0375407
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Demers Avenue

Grand Forks, North Dakota 58201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (701) 795-3200

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	ALRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 12, 2024, Alerus Financial Corporation, a Delaware corporation (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) to consider certain proposals related to the previously announced Agreement and Plan of Merger, dated May 14, 2024 (the “Merger Agreement”), by and between the Company and HMN Financial, Inc., a Delaware corporation (“HMNF”), pursuant to which HMNF will merge with and into the Company, with the Company as the surviving corporation (the “Merger”).

The record date for determination of stockholders entitled to vote at the Special Meeting was the close of business on July 25, 2024. There were 19,911,003 shares of common stock outstanding as of that date, with each such share being entitled to one vote. At the Special Meeting, the holders of 15,327,303 shares, or approximately 76.98 percent of the outstanding shares of the Company’s common stock, par value $1.00 per share (“Company common stock”), were represented in person or by proxy, which constituted a quorum for the Special Meeting. The final results for each of the matters submitted to a vote of stockholders at the Special Meeting, as set forth in the Company’s Joint Proxy Statement/Prospectus filed with the Securities and Exchange Commission on July 31, 2024, were as follows:

Proposal 1: The approval and adoption of the Merger Agreement, pursuant to which HMNF will merge with and into the Company, and the transactions contemplated therein, including the issuance of Company common stock pursuant to the Merger Agreement (the “Merger Proposal”):

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
14,996,524	186,220	144,559	0

Proposal 2: The approval of the adjournment of the Special Meeting to permit further solicitation in the event that an insufficient number of votes are cast to approve the Merger Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,457,073	698,480	171,749	0

Completion of the Merger remains subject to the satisfaction or waiver of the closing conditions set forth in the Merger Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 13, 2024	Alerus Financial Corporation

By:	/s/ Katie A. Lorenson
Name:	Katie A. Lorenson
Title:	President and Chief Executive Officer